UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 21, 2003

Exact Name of Registrant as Specified in Its Charter	Commission File Number	I.R.S. Employer Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 93813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662—Hawaiian Electric Industries, Inc. (HEI)

(808) 543-7771—Hawaiian Electric Company, Inc. (HECO)

None

(Former name or former address, if changed since last report.)

Item 5.	Other Events

On July 21, 2003, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. REPORTS SECOND QUARTER 2003 EARNINGS

HONOLULU — Hawaiian Electric Industries, Inc. (NYSE—HE) today reported income from continuing operations for the three months ended June 30, 2003, of $25.8 million, or 69 cents per share, compared with $31.5 million, or 87 cents per share in the same quarter of 2002. For the six months ended June 30, 2003, income from continuing operations was $50.1 million, or $1.35 per share, compared with $58.3 million, or $1.62 per share in the same period last year.

“Several factors worked against more positive second quarter results, including the effects of a weak Japanese economy and fear of terrorism and SARS on tourism, increased retirement benefits expense resulting from poor stock market performance in 2000 through 2002 and a tightening interest rate spread caused by the lowest interest rates in 45 years,” said Robert F. Clarke, HEI chairman, president and chief executive officer.

Electric utility net income during the quarter was $18.6 million versus $23.9 million in the same quarter last year. Electric utility net income for the first six months of 2003 was $36.2 million versus $44.2 million in the same period of 2002.

“As expected, increased retirement benefits expense lowered electric utility net income by $3.9 million in the second quarter of 2003 versus the same quarter in 2002,” said Clarke. “On the bright side, kilowatthour sales in the second quarter were up 1.2% compared to the same quarter in 2002 due to slightly warmer weather and increased commercial usage on the Big Island and Maui.”

Bank net income in the second quarter was $13.5 million compared to $14.8 million in the same quarter last year. Bank net income for the first six months of 2003 was $27.0 million versus $28.2 million in the same period in 2002.

“The bank did an excellent job of managing margin compression through this difficult interest rate environment and was able to achieve second quarter earnings at the same level as the first quarter of 2003,” said Clarke. Compared to the second quarter of last year, bank net income for the second quarter was down $1.3 million primarily due to the less favorable interest rate environment quarter-over-quarter. The interest rate spread was 3.02% in the second quarter of 2003 versus 3.31% in the same quarter of 2002. High prepayments of mortgage-related securities due to record-level refinancings significantly lowered the yield on those assets. Partially offsetting this decrease in yields was lower interest expense resulting from restructuring certain liabilities. Other positive factors during the second quarter included a lower provision for loan losses due to low delinquencies, increased fee income from other financial services and gain on sales of securities. These positives were partially offset by an increase in general and administrative expenses to execute the bank’s continued strategic transformation to a full-service community bank.

Net losses from continuing operations for the holding and other companies in the second quarter were $6.3 million compared to $7.2 million in the same quarter last year. Holding and other companies’ net losses from continuing operations for the first six months of 2003 were $13.1 million versus $14.0 million in the same period of 2002. Lower losses in the second quarter of 2003 were due to lower interest expenses and investment losses.

Losses from the discontinued international power operations for the quarter and six months ended June 30, 2003, were $3.9 million, or $0.10 per share, due primarily to a $3.2 million after-tax writedown of the Company’s investment in CEPALCO, a Philippine electric distribution company located in the northern part of the island of Mindanao. The reduced valuation of CEPALCO resulted from the deteriorating political and economic environment that had significant adverse impacts on the electric power industry in the Philippines in the second quarter of 2003 and on the expected financial performance of CEPALCO. HEI discontinued its international operations in the third quarter of 2001. The investment was offered for sale at that time and continues to be available for sale, but remains unsold.

HEI is the largest Hawaii-based company (based on reported revenues), providing electric utility services to 95% of Hawaii’s residents and a wide array of banking services to consumers and businesses through the state’s third largest bank.

Forward-Looking Statements

This release may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as expects, anticipates, intends, plans, believes, predicts, estimates or similar expressions. In addition, any statements concerning future financial performance (including future revenues, expenses, earnings or losses or growth rates), ongoing business strategies or prospects and possible future actions, which may be provided by management, are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and assumptions about HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Forward-looking statements in this release should be read in conjunction with the “Forward-Looking Statements and Risk Factors” discussion (which is incorporated by reference herein) set forth on page v of HEI’s Form 10-Q for the quarter ended March 31, 2003, and in HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. Forward-looking statements speak only as of the date of this release.

###

Hawaiian Electric Industries, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three months ended June 30,		Six months ended June 30,		Twelve months ended June 30,
(in thousands, except per share amounts)	2003	2002	2003	2002	2003	2002
Revenues
Electric utility	$354,529	$307,676	$683,441	$586,007	$1,354,610	$1,243,237
Bank	92,703	102,069	187,805	200,911	386,149	417,509
Other	1,524	(743)	2,146	(480)	(104)	(7,707)

	448,756	409,002	873,392	786,438	1,740,655	1,653,039

Expenses
Electric utility	311,944	256,723	599,881	489,450	1,172,651	1,050,773
Bank	70,342	77,700	143,018	154,371	295,019	326,591
Other	5,017	3,953	9,952	7,387	21,241	13,906

	387,303	338,376	752,851	651,208	1,488,911	1,391,270

Operating income (loss)
Electric utility	42,585	50,953	83,560	96,557	181,959	192,464
Bank	22,361	24,369	44,787	46,540	91,130	90,918
Other	(3,493)	(4,696)	(7,806)	(7,867)	(21,345)	(21,613)

	61,453	70,626	120,541	135,230	251,744	261,769

Interest expense–other than bank	(17,879)	(18,340)	(35,859)	(36,867)	(71,284)	(76,069)
Allowance for borrowed funds used during construction	446	488	889	843	1,901	1,914
Preferred stock dividends of subsidiaries	(501)	(502)	(1,003)	(1,003)	(2,006)	(2,006)
Preferred securities distributions of trust subsidiaries	(4,009)	(4,009)	(8,018)	(8,018)	(16,035)	(16,035)

Allowance for equity funds used during construction	989	1,042	1,977	1,815	4,116	3,834

Income from continuing operations before income taxes	40,499	49,305	78,527	92,000	168,436	173,407
Income taxes	14,739	17,847	28,440	33,670	58,462	61,207

Income from continuing operations	25,760	31,458	50,087	58,330	109,974	112,200
Discontinued operations, net of income taxes
Loss from operations	(3,870)	—	(3,870)	—	(3,870)	(711)
Net loss on disposals	—	—	—	—	—	(22,787)

Loss from discontinued operations	(3,870)	—	(3,870)	—	(3,870)	(23,498)

Net income	$21,890	$31,458	$46,217	$58,330	$106,104	$88,702

Per common share
Basic earnings (loss)
Continuing operations	$0.69	$0.87	$1.35	$1.62	$2.99	$3.20
Discontinued operations	(0.10)	—	(0.10)	—	(0.11)	(0.67)

	$0.59	$0.87	$1.25	$1.62	$2.88	$2.53

Diluted earnings (loss)
Continuing operations	$0.69	$0.86	$1.34	$1.61	$2.97	$3.18
Discontinued operations	(0.10)	—	$(0.10)	—	(0.10)	(0.66)

	$0.59	$0.86	$1.24	$1.61	$2.87	$2.52

Dividends	$0.62	$0.62	$1.24	$1.24	$2.48	$2.48

Weighted-average number of common shares outstanding	37,195	36,189	37,047	36,005	36,795	35,085

Adjusted weighted-average shares	37,377	36,406	37,222	36,203	36,978	35,248

Income (loss) from continuing operations by segment
Electric utility	$18,556	$23,850	$36,212	$44,209	$82,208	$88,368
Bank	13,494	14,812	27,002	28,163	55,064	54,612
Other	(6,290)	(7,204)	(13,127)	(14,042)	(27,298)	(30,780)

Income from continuing operations	$25,760	$31,458	$50,087	$58,330	$109,974	$112,200

This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2002 and the consolidated financial statements and the notes thereto in HEI's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2003 and June 30, 2003 (when filed).

Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

Hawaiian Electric Industries, Inc. and subsidiaries

GOODWILL

(Unaudited)

The Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 142, “Goodwill and Other Intangible Assets” on January 1, 2002. SFAS No. 142 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead be tested for impairment at least annually.

The Company's $83.1 million of goodwill is in the bank segment and was tested for impairment as of January 1 and September 30, 2002 and will be tested for impairment annually as of September 30. As of January 1 and September 30, 2002, there was no impairment of goodwill. The fair value of the bank was estimated using a valuation method based on a market approach, which takes into consideration market values of comparable publicly traded companies and recent transactions of companies in the industry.

Application of the provisions of SFAS No. 142 has affected the comparability of the twelve months ended results of operations because the goodwill in the bank segment is no longer being amortized over a 25 year period. Thus, the following “transitional” disclosures present net income and earnings per common share “adjusted” as shown below:

	Twelve months ended June 30,
( in thousands, except per share amounts)	2003	2002
Consolidated
Reported net income	$106,104	88,702
Goodwill amortization, net of tax benefits	—	1,929

Adjusted net income	$106,104	$90,631

Per common share
Reported basic earnings	$2.88	$2.53
Goodwill amortization, net of tax benefits	—	0.05

Adjusted basic earnings	$2.88	$2.58

Per common share
Reported diluted earnings	$2.87	$2.52
Goodwill amortization, net of tax benefits	—	0.05

Adjusted diluted earnings	$2.87	$2.57

Bank
Reported net income	$55,064	$54,612
Goodwill amortization, net of tax benefits	—	1,929

Adjusted net income	$55,064	$56,541

Hawaiian Electric Company, Inc. (HECO) and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
(in thousands)	2003	2002	2003	2002
Operating revenues	$353,385	$306,616	$681,346	$583,949

Operating expenses
Fuel oil	102,168	74,355	193,007	133,590
Purchased power	95,264	76,520	180,618	153,621
Other operation	38,317	32,462	76,844	61,685
Maintenance	15,476	16,010	29,758	30,022
Depreciation	27,633	26,363	55,245	52,723
Taxes, other than income taxes	32,810	30,792	63,887	57,482
Income taxes	11,676	15,032	22,891	27,823

	323,344	271,534	622,250	516,946

Operating income	30,041	35,082	59,096	67,003

Other income
Allowance for equity funds used during construction	989	1,042	1,977	1,815
Other, net	869	762	1,636	1,577

	1,858	1,804	3,613	3,392

Income before interest and other charges	31,899	36,886	62,709	70,395

Interest and other charges
Interest on long-term debt	10,436	10,167	20,760	20,303
Amortization of net bond premium and expense	528	507	1,041	1,007
Other interest charges	407	432	749	883
Allowance for borrowed funds used during construction	(446)	(488)	(889)	(843)
Preferred stock dividends of subsidiaries	229	229	458	458
Preferred securities distributions of trust subsidiaries	1,919	1,919	3,838	3,838

	13,073	12,766	25,957	25,646

Income before preferred stock dividends of HECO	18,826	24,120	36,752	44,749
Preferred stock dividends of HECO	270	270	540	540

Net income for common stock	$18,556	$23,850	$36,212	$44,209

OTHER ELECTRIC UTILITY INFORMATION
Kilowatthour sales (millions)	2,407	2,379	4,686	4,602
Cooling degree days (Oahu)	1,283	1,253	2,111	2,072
Average fuel cost per barrel	$38.76	$27.04	$37.36	$25.82

American Savings Bank, F.S.B. and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
(in thousands)	2003	2002	2003	2002
Interest and dividend income
Interest and fees on loans	$50,425	$50,468	$100,898	$102,090
Interest on mortgage-related securities	26,023	36,325	55,300	68,131
Interest and dividends on investment securities	1,551	1,873	3,308	4,099

	77,999	88,666	159,506	174,320

Interest expense
Interest on deposit liabilities	13,653	19,325	28,083	39,498
Interest on Federal Home Loan Bank advances	12,052	14,440	25,618	28,422
Interest on securities sold under repurchase agreements	5,431	5,612	10,772	9,573

	31,136	39,377	64,473	77,493

Net interest income	46,863	49,289	95,033	96,827
Provision for loan losses	1,025	3,000	2,175	6,500

Net interest income after provision for loan losses	45,838	46,289	92,858	90,327

Other income
Fees from other financial services	6,264	5,345	11,949	9,965
Fee income on deposit liabilities	3,964	4,151	7,834	7,626
Fee income on other financial products	2,379	2,368	5,234	5,055
Fee income on loans serviced by others, net	(442)	100	(1,444)	513
Gain on sale of securities	1,554	117	2,366	273
Other income	985	1,322	2,360	3,159

	14,704	13,403	28,299	26,591

General and administrative expenses
Compensation and employee benefits	16,701	15,276	32,794	29,293
Occupancy and equipment	7,476	7,376	14,668	14,491
Data processing	2,603	2,819	5,407	5,649
Consulting	1,459	1,146	4,177	2,792
Other	9,942	8,706	19,324	18,153

	38,181	35,323	76,370	70,378

Income before minority interest and income taxes	22,361	24,369	44,787	46,540
Minority interests	32	44	66	89
Income taxes	7,483	8,161	15,014	15,583

Income before preferred stock dividends	14,846	16,164	29,707	30,868
Preferred stock dividends	1,352	1,352	2,705	2,705

Net income for common stock	$13,494	$14,812	$27,002	$28,163

Interest rate spread (%)	3.02	3.31	3.08	3.29

Item 9.	Regulation FD Disclosure

The information filed under Item 5, “Other Events,” herein is also furnished pursuant to Item 9, “Regulation FD Disclosure,” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)

/s/ ERIC K. YEAMAN	/s/ RICHARD A. VON GNECHTEN
Eric K. Yeaman	Richard A. von Gnechten
Financial Vice President, Treasurer	Financial Vice President
and Chief Financial Officer	(Principal Financial Officer of HECO)
(Principal Financial Officer of HEI)

Date: July 21, 2003	Date: July 21, 2003